EXHIBIT 10.13


                THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

         This Amendment, dated as of December ___, 1999 is made by and between XATA CORPORATION, a Minnesota corporation (the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., f/k/a Norwest Business Credit, Inc., a Minnesota corporation (the "Lender").

                                    Recitals

         The Borrower and the Lender have entered into a Credit and Security Agreement dated as of October 23, 1998, as amended by a First Amendment to Credit and Security Agreement dated as of November 30, 1998, and a Second Amendment to Credit and Security Agreement dated as of January 8, 1999 (as so amended, the "Credit Agreement").

         The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

         1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

                  "'Borrowing Base' means, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of:

                           (a) the Maximum Line; or

                           (b) the sum of:

                                    (i)      the lesser of (A) 80% of Eligible
                                             Accounts

                                                     plus

                                    (ii)     the lesser of (A) 50% of Eligible
                                             Inventory or (B) $25,000

                                                     plus

                                    (iii)    the Overadvance Component."

                  "'Overadvance Component' means (1) $ 200,000, from December __, 1999, through and including January 31, 2000, (2) $100,000 from February 1, 2000, through and including February 29, 2000, and (3) $0 from March 1, 2000 and thereafter."

                  "'Overadvance Floating Rate' means an annual rate equal to the sum of the Base Rate plus four percent (4.0%), which annual rate shall change when and as the Base Rate Changes."

         2. Interest. Section 2.2 subsection (a) is amended and subsection (e) is added as follows:

                  "(a) REVOLVING NOTE. Except as set forth in subsections (c),
         (d) and (e), the outstanding principal balance of the Revolving Note shall bear interest at the Floating Rate."

                  "(e) OVERADVANCE INTEREST RATE. Except as set forth in subsections (b) and (c), the outstanding principal balance of the Revolving Note that exceeds the Borrowing Base (when determined without the Overadvance Component) shall bear interest at the Overadvance Floating Rate."

         3. Minimum Book Net Worth. Section 6.7 of the Credit Agreement is hereby amended to read as follows:

                  "Section 6.7 Minimum Book Net Worth. The Borrower will maintain, as of each month end described below, its Book Net Worth at an amount not less than the amount set forth opposite such month end:

               --------------------------------------------------
                     Month Ending        Minimum Book Net Worth
               --------------------------------------------------
                   October 31, 1999            $3,525,000
               --------------------------------------------------
                   November 30, 1999           $3,560,000
               --------------------------------------------------
                   December 31, 1999           $3,830,000
               --------------------------------------------------
                   January 31, 2000            $4,070,000
               --------------------------------------------------
                   February 28, 2000           $4,190,000
               --------------------------------------------------
                    March 31, 2000             $3,980,000
               --------------------------------------------------
                    April 30, 2000             $4,350,000
               --------------------------------------------------
                     May 31, 2000              $4,225,000
               --------------------------------------------------
                     June 30, 2000             $4,455,000
               --------------------------------------------------
                     July 31, 2000             $4,960,000
               --------------------------------------------------
                    August 31, 2000            $5,030,000
               --------------------------------------------------
                  September 30, 2000           $4,930,000
               --------------------------------------------------

         4. New Covenants. On or before August 31, 2000, the Borrower and the Lender shall agree on new covenant levels for Section 6.7 for periods after such date. The


XATA Third Amendment                    2
new covenant levels will be based on the Borrower's projections for such periods and shall be no less stringent than the present levels.

         5. New Compliance Certificate. Exhibit B to the Credit Agreement is hereby amended in its entirety and replaced with Exhibit A to this Amendment.

         6. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

         7. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) A Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender in connection with the execution of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been previously certified to the Lender, pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of November 30, 1998, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

                  (b) Payment of the fee described in Paragraph 8 and the costs and expenses described in Paragraph 13.

                  (c) Such other matters as the Lender may require.

         8. Overadvance Fee. The Borrower shall pay the Lender on the date hereof a fully earned, non-refundable fee in the amount of $1,000 in consideration of the Lender's provision of the Overadvance Component.

         9. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.


XATA Third Amendment                    3

                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or bylaws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in
         Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         10. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

         11. No Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

         12. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         13. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the


XATA Third Amendment                   4
foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under paragraph 8 hereof.

         14. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.,         XATA CORPORATION
f/k/a Norwest Business Credit, Inc.
                                           By
                                              ----------------------------------
By                                            Stephen A. Lawrence
   ----------------------------------         Its Chairman
   Roger Pfiffner
   Its Vice President


XATA Third Amendment                    5

                                                    EXHIBIT A TO THIRD AMENDMENT
                                                TO CREDIT AND SECURITY AGREEMENT

                             COMPLIANCE CERTIFICATE

To:     Michael Guillou
        Wells Fargo Business Credit, Inc.

Date:       __________________, 200___

Subject:    XATA Corporation

            Financial Statements

            In accordance with our Credit and Security Agreement dated as of October 23, 1998, as amended by a First Amendment to Credit and Security Agreement dated as of November 30, 1998, a Second Amendment to Credit and Security Agreement dated as of January 8, 1999, and a Third Amendment to Credit and Security Agreement dated as of December ___, 1999 (the "Credit Agreement"), attached are the financial statements of XATA Corporation (the "Borrower") as of and for ________________, 200__ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

            I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition as of the date thereof.

            Events of Default. (Check one):

      [ ] The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

      [ ] The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

            Financial Covenants. I further hereby certify as follows:

            1. Minimum Book Net Worth. Pursuant to Section 6.7 of the Credit Agreement, as of the Reporting Date, the Borrower's Book Net Worth was $____________ which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in the table below:

               --------------------------------------------------
                     Month Ending        Minimum Book Net Worth
               --------------------------------------------------
                   October 31, 1999            $3,525,000
               --------------------------------------------------
                   November 30, 1999           $3,560,000
               --------------------------------------------------
                   December 31, 1999           $3,830,000
               --------------------------------------------------
                   January 31, 2000            $4,070,000
               --------------------------------------------------
                   February 28, 2000           $4,190,000
               --------------------------------------------------
                    March 31, 2000             $3,980,000
               --------------------------------------------------
                    April 30, 2000             $4,350,000
               --------------------------------------------------
                     May 31, 2000              $4,225,000
               --------------------------------------------------
                     June 30, 2000             $4,455,000
               --------------------------------------------------
                     July 31, 2000             $4,960,000
               --------------------------------------------------
                    August 31, 2000            $5,030,000
               --------------------------------------------------
                  September 30, 2000           $4,930,000
               --------------------------------------------------

            2. Capital Expenditures. Pursuant to Section 6.9 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend during the _____________ year ended ______________, 200___, for Capital Expenditures, $__________________ in
the aggregate, which [ ] satisfies [ ] does not satisfy the requirement that such expenditures not exceed $3,000,000 in the aggregate during such year.

            Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                       XATA CORPORATION



                                       By
                                          --------------------------------

                                          Its Chief Financial Officer


                                       A-2